                                                                    EXHIBIT 99.1



                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
             REPORTS 26% INCREASE IN PER SHARE OPERATING RESULTS AND
                          REPORTS 11% DIVIDEND INCREASE


DENVER, COLORADO, January 21, 1999 (NYSE:AIV)

         Apartment Investment and Management Company ("AIMCO") announced that its Adjusted Funds From Operations ("AFFO"), AIMCO's measure of economic profitability, equaled $177,715,000 or $3.12 per common share for the year ended December 31, 1998, compared to $72,043,000 or $2.47 per common share for the year ended December 31, 1997, an increase of 26% on a per share basis.

         AIMCO announced that its Funds From Operations ("FFO") equaled $194,746,000 or $3.42 per common share for the year ended December 31, 1998, compared to $81,155,000 or $2.78 per common share for the year ended December 31, 1997, an increase of 23% on a per share basis.

         AIMCO announced that AFFO for the fourth quarter of 1998 equaled $55,760,000 or $0.82 per common share, compared to $28,733,000 or $0.67 per common share for the quarter ended December 31, 1997, a 22% increase on a per share basis.

         AIMCO announced that FFO for the fourth quarter of 1998 equaled $61,865,000 or $0.91 per common share compared to $31,463,000 or $0.74 per common share for the quarter ended December 31, 1997, a 23% increase on a per share basis.

         Fourth quarter 1998 "same store" sales for the 308 apartment communities containing 83,968 units owned during both 1998 and 1997, applying AIMCO's ownership interest in these "same store" apartment communities, showed a 5.2% increase in revenues, a 1.8% increase in operating expenses and a 7.6% increase in Net Operating Income from the fourth quarter of 1997. Annual improvements in "same store" sales showed a 4.2% increase in revenue, a 1.4% decrease in operating expenses and an 8.0% increase in Net Operating Income from the year ended December 31, 1997.

         Weighted average physical occupancy for the 308 apartment communities was 95.3% as of December 31, 1998 compared to 92.1% at December 31, 1997, an increase of 3.5%. Average monthly rent per occupied unit increased from $620 at December 31, 1997 to $637 at December 31, 1998, a 2.7% increase.

         On January 20, 1999, the Board of Directors increased the quarterly cash dividend to $0.625 per common share for the quarter ended December 31, 1998, payable on February 12, 1999, to shareholders of record on February 5, 1999. The increased dividend is equivalent to an annualized dividend rate of $2.50 per common share, an 11% increase from the previous annual dividend rate of $2.25. The increased dividend represents a distribution of 68.7% of FFO for the quarter and a 6.8% yield based on the closing price of AIMCO's Class A Common Stock of $36.50 as of January 20, 1999.

         The Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss), computed in accordance with generally accepted accounting principles, excluding gains and losses from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of financing costs), and after adjustments for unconsolidated partnerships and joint ventures. AIMCO calculates FFO in a manner consistent with the NAREIT definition, which includes adjustments for minority interest in AIMCO's

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
Earnings Release - January 21, 1999
Page Two



Operating Partnership, amortization of goodwill, the non-cash deferred portion of the income tax provision for unconsolidated subsidiaries and the payment of dividends on perpetual preferred stock. AFFO, which is AIMCO's measure of economic profitability, is defined as FFO less an estimated reserve for capital replacements of $300 per apartment unit.

         The fourth quarter 1998 earnings conference call will be conducted on Monday, January 25, 1999 at 3:00 p.m. Eastern time. You may participate in the conference call by dialing 1-800-374-0616 approximately five minutes before the conference call is scheduled to begin and indicating that you wish to join the Apartment Investment and Management Company fourth quarter 1998 results conference call.

         AIMCO is a real estate investment trust with headquarters in Denver, Colorado and 37 regional operating centers, which holds a geographically diversified portfolio of apartment communities. AIMCO, through its subsidiaries, operates approximately 2,150 properties, including approximately 380,000 apartment units, and serves approximately one million residents. AIMCO's properties are located in 49 states, the District of Columbia and Puerto Rico.


Summary (dollars in thousands, except per share data):

                                    Quarter      Quarter
                                     Ended        Ended        Year Ended      Year Ended
                                    12/31/98     12/31/97       12/31/98        12/31/97
                                    --------     --------       --------        --------

Funds From Operations               $ 61,865     $ 31,463      $ 194,746       $ 81,155
Adjusted Funds From Operations        55,760       28,733        177,715         72,043
Net Income                            12,630       11,818         64,474         28,633
Net Income Allocable to Common         2,550       10,338         37,941         26,318
    Shareholders

Per Common Share
Funds From Operations               $   0.91     $   0.74      $    3.42       $   2.78
Adjusted Funds From Operations          0.82         0.67           3.12           2.47
Basic Earnings Per Share                0.05         0.30           0.84           1.09
Diluted Earnings Per Share              0.05         0.29           0.80           1.08
Dividends Declared                      0.625        0.5625         2.3125         1.95

Payout Ratios
Funds From Operations                   68.7%        76.0%          67.6%          70.1%
Adjusted Funds From Operations          76.2%        84.0%          74.1%          78.9%


Summary financial statements and fact sheet follow.

Contact:       Peter Kompaniez, President (714) 593-1723
               Leeann Morein, Senior Vice President - Investor
                 Services (303) 757-8101
               E-Mail:  investor@aimco.com
               Web Site:  http://www.aimco.com

APARTMENT INVESTMENT AND  MANAGEMENT COMPANY
Earnings Release - January 21, 1999
Page Three


                      CONSOLIDATED STATEMENT OF OPERATIONS
                      (in thousands, except per share data)
                                   (unaudited)


                                                        FOR THE THREE MONTHS ENDED DECEMBER 31,     FOR THE YEAR ENDED DECEMBER 31,
                                                        ---------------------------------------     -------------------------------
                                                                 1998           1997                     1998            1997
                                                              ---------       --------                ---------       ---------

RENTAL PROPERTY OPERATIONS
Rental and other property revenues                            $ 111,439       $ 65,923                $ 377,139       $ 193,006
Property operating expenses                                     (45,941)       (25,431)                (147,541)        (76,168)
Owned property management expense                                (3,267)        (2,276)                 (11,013)         (6,620)
Depreciation                                                    (24,843)       (13,893)                 (84,635)        (37,741)
                                                              ---------       --------                ---------       ---------
Income from property operations                                  37,388         24,323                  133,950          72,477
                                                              ---------       --------                ---------       ---------

SERVICE COMPANY BUSINESS
Management fees and other income                                 10,135          4,764                   24,103          13,937
Management and other expenses                                    (8,660)        (4,881)                 (16,761)         (9,910)
Corporate overhead allocation                                      --             (147)                    (196)           (588)
Other assets depreciation and amortization                         --             (217)                      (3)           (453)
                                                              ---------       --------                ---------       ---------
Income from service company business                              1,475           (481)                   7,143           2,986
Minority interests in service company business                     --              (58)                    --               (10)
                                                              ---------       --------                ---------       ---------
Company's share of income from service company business           1,475           (539)                   7,143           2,976
                                                              ---------       --------                ---------       ---------

GENERAL AND ADMINISTRATIVE EXPENSES                              (7,206)        (3,988)                 (14,650)         (5,396)
INTEREST EXPENSE                                                (32,668)       (18,026)                 (89,424)        (51,385)
INTEREST INCOME                                                  12,206          4,218                   30,450           8,676
MINORITY INTEREST IN OTHER PARTNERSHIPS                             584          1,785                     (468)          1,008
EQUITY IN EARNINGS OF OTHER PARTNERSHIPS (a)                        224         (1,335)                  (4,854)         (1,798)
EQUITY IN EARNINGS OF UNCONSOLIDATED SUBSIDIARIES                 3,157          4,180                   11,570           4,636
AMORTIZATION OF GOODWILL                                         (3,664)          (237)                  (8,735)           (948)
                                                              ---------       --------                ---------       ---------
INCOME BEFORE EXTRAORDINARY ITEM AND MINORITY INTEREST           11,496         10,381                   64,982          30,246
Extraordinary item - early extinguishment of debt                  --             --                       --              (269)
Gain on disposition of properties                                 1,891          2,889                    4,674           2,720
                                                              ---------       --------                ---------       ---------
INCOME BEFORE MINORITY INTEREST IN OPERATING
  PARTNERSHIP                                                    13,387         13,270                   69,656          32,697
Minority interest in Operating Partnership                         (757)        (1,452)                  (5,182)         (4,064)
                                                              ---------       --------                ---------       ---------
NET INCOME                                                    $  12,630       $ 11,818                $  64,474       $  28,633
                                                              =========       ========                =========       =========


Net income allocable to preferred shareholders                $  10,080       $  1,480                $  26,533       $   2,315
                                                              =========       ========                =========       =========
Net income allocable to common shareholders                   $   2,550       $ 10,338                $  37,941       $  26,318
                                                              =========       ========                =========       =========

Weighted average number of common shares outstanding             47,261         34,771                   45,187          24,055
                                                              =========       ========                =========       =========
Weighted average number of common shares and common share
  equivalents outstanding                                        56,244         35,190                   47,624          24,436
                                                              =========       ========                =========       =========


Basic earnings per share                                      $    0.05       $   0.30                $    0.84       $    1.09
                                                              =========       ========                =========       =========
Diluted earnings per share                                    $    0.05       $   0.29                $    0.80       $    1.08
                                                              =========       ========                =========       =========


(a) Represents AIMCO's share of earnings from 170,061 units in which AIMCO holds an equity interest.

APARTMENT INVESTMENT AND  MANAGEMENT COMPANY
Earnings Release - January 21, 1999
Page Four


            FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS
                      (in thousands, except per share data)
                                   (unaudited)

                                                           FOR THE THREE MONTHS ENDED DECEMBER 31,   FOR THE YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------   -------------------------------
                                                                    1998            1997                  1998             1997
                                                                  --------        --------              ---------        --------

OPERATING ACTIVITIES:
Income before minority interest in Operating Partnership          $ 13,387        $ 13,270              $  69,656        $ 32,697
Extraordinary item - early extinguishment of debt                     --              --                     --               269
Gain on disposition of properties                                   (1,891)         (2,889)                (4,674)         (2,720)
Real estate depreciation, net of minority interests in
  other partnerships                                                23,469          12,699                 80,369          33,751
Amortization of goodwill                                             4,324             237                 11,401             948
Amortization of recoverable amount of management
    contracts                                                       10,575           1,157                 14,776           1,587
Equity in earnings of other partnerships:
    Real estate depreciation                                        17,461           3,499                 34,840           6,280
Equity in earnings of unconsolidated subsidiaries:
    Real estate depreciation                                          --               895                   --             3,584
    Deferred taxes                                                   3,081           2,730                  9,215           4,894
Class C Preferred Stock Dividend                                    (1,350)           (135)                (5,393)           (135)
Class D Preferred Stock Dividend                                    (2,297)           --                   (7,952)           --
Class G Preferred Stock Dividend                                    (2,373)           --                   (4,351)           --
Class H Preferred Stock Dividend                                    (1,188)           --                   (1,808)           --
Class J Preferred Stock Dividend                                    (1,197)           --                   (1,197)           --
Preferred OP Unit Distribution                                        (136)           --                     (136)           --
                                                                  --------        --------              ---------        --------
Funds From Operations                                               61,865          31,463                194,746          81,155
Capital Replacements                                                (6,105)         (2,730)               (17,031)         (9,112)
                                                                  --------        --------              ---------        --------
Adjusted Funds From Operations                                    $ 55,760        $ 28,733              $ 177,715        $ 72,043
                                                                  ========        ========              =========        ========

Weighted average common shares, convertible
   preferred stock and Operating Partnership units
   outstanding:
    Common share and common share equivalents                       56,244          35,190                 47,624          24,436
    Preferred stock convertible into common shares                   2,463           2,463                  2,463           1,006
    Operating Partnership units                                      9,573           5,081                  6,732           3,677
                                                                  --------        --------              ---------        --------
                                                                    68,280          42,734                 56,819          29,119
                                                                  ========        ========              =========        ========

Per Common Share:
Funds From Operations                                             $   0.91        $   0.74              $    3.42        $   2.78
Adjusted Funds From Operations                                    $   0.82        $   0.67              $    3.12        $   2.47
Dividends Declared                                                $  0.625        $ 0.5625              $  2.3125        $   1.95

Payout Ratios:
Funds From Operations                                                 68.7%           76.0%                  67.6%           70.1%
Adjusted Funds From Operations                                        76.2%           84.0%                  74.1%           78.9%

APARTMENT INVESTMENT AND  MANAGEMENT COMPANY
Earnings Release - January 21, 1999
Page Five


                                OTHER HIGHLIGHTS
                        (in thousands, except unit data)
                                   (unaudited)

                                                                                                                  PERCENTAGE
                                                                    DECEMBER 31, 1998     DECEMBER 31, 1997        INCREASE
                                                                    -----------------     -----------------        --------
OTHER DATA:
-----------

Same store:
   Weighted average physical occupancy (a)                                    95.3%               92.1%               3.5%
   Average monthly rent per occupied unit (a)                            $     637           $     620               2.7%

Total portfolio:
   Weighted average physical occupancy (a)                                    95.0%               91.9%               3.4%
   Average monthly rent per occupied unit (a)                            $     628           $     605               3.8%

Apartment units managed:
  Owned or controlled (243 properties at December 31, 1998)                 63,268              40,039              58.0%
  Equity interest (901 properties at December 31, 1998)                    170,061              83,431             103.8%
  Managed for third parties & affiliates (1,003 properties at
    December 31, 1998)                                                     146,034              69,587             109.9%
                                                                         ---------           ---------               ---
     Total                                                                 379,363             193,057              96.5%
                                                                         ---------           ---------               ---


(a) Excludes properties undergoing renovation and properties acquired mid-month in December 1998.

                                                                                                               PERCENTAGE
                                                                    DECEMBER 31, 1998    DECEMBER 31, 1997      INCREASE
                                                                    -----------------    -----------------      --------

SELECTED BALANCE SHEET DATA
---------------------------
Real estate, net                                                       $ 2,564,357          $ 1,503,922            70.5%
Investments in and notes receivable from unconsolidated
   real estate partnerships                                                881,246              212,150           315.4%
Total assets                                                             4,259,249            2,100,510           102.8%
Total indebtedness                                                       1,660,715              808,530           105.4%
Total liabilities                                                        1,872,634              906,913           106.5%
Minority interest in Operating Partnership                                 148,847              111,962            32.9%
Stockholders' equity                                                     1,902,564            1,045,300            82.0%
Total liabilities and stockholders' equity                               4,259,249            2,100,510           102.8%


MARKET CAPITALIZATION

Period end price per share                                             $   37.1875          $     36.75             1.2%

Common shares outstanding  (b)                                              56,875               40,439            40.6%
Operating Partnership units outstanding                                      9,763                5,363            82.0%
                                                                       -----------          -----------           -----
   Total common shares and Operating Partnership units                      66,638               45,802            45.5%
                                                                       -----------          -----------           -----

Common stock                                                           $ 2,478,100          $ 1,683,224            47.2%
Convertible preferred stock                                                175,000               75,000           133.3%
Perpetual preferred stock                                                  316,250               60,000           427.1%
Convertible Preferred OP Units                                              39,850                 --             100.0%
                                                                       -----------          -----------           -----
Total Equity                                                             3,009,200            1,818,224            65.5%
Debt                                                                     2,510,260              882,296           184.5%
                                                                       -----------          -----------           -----
   Total Market Capitalization                                         $ 5,519,460          $ 2,700,520           104.4%
                                                                       -----------          -----------           -----
Debt (including perpetual preferred) to Market Capitalization                 51.2%                34.9%           46.7%


(b) Includes 8,424 shares of Class E Preferred Stock that was converted to Class A Common Stock on January 15, 1999.